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                                                                   Exhibit 10.59

                               GUARANTY AGREEMENT

         In consideration of certain financial accommodations made by of M&M Nominee, L.L.C., or its assigns (hereinafter referred to as "Lender"), to The UniMark Group, Inc., a Texas corporation (hereinafter referred to as "Borrower"), the undersigned, Grupo Industrial Santa Engracia, S.A. de C.V. (hereinafter referred to as "Guarantor"), hereby unconditionally and irrevocably guarantees the payment in full of, and promises to pay to Lender, on demand, all obligations of Borrower to Lender pursuant to that certain Promissory Note, dated as of even date herewith, made by Borrower in the original principal amount of $125,000.00 (the "Promissory Note").

         Guarantor hereby waives, to the fullest extent permitted by law, notice of acceptance of this guaranty and all other notices in connection herewith or in connection with the indebtedness or obligations guaranteed hereby, including, without limitation, notice of default, notice of intent to accelerate, notice of acceleration and notice of non-payment, and further waives diligence, presentment, protest, and suit on the part of Lender in the collection of any indebtedness or obligation hereby guaranteed, and agrees that this is a guaranty of payment and that Lender shall not be required first to endeavor to collect from Borrower any indebtedness or obligation hereby guaranteed, to collect from any other guarantor of any such indebtedness or obligation (an "Other Guarantor") or to foreclose, proceed against, or exhaust any collateral or security for any indebtedness or obligation hereby guaranteed, before requiring Guarantor to pay the full amount of the liability hereby created. Suit may be brought and maintained against the undersigned Guarantor at the election of Lender, without joinder of Borrower or any Other Guarantor as parties thereto. If any sum due Lender by Guarantor hereunder is placed in the hands of an attorney for collection, or is collected through probate, bankruptcy, or other court proceeding, then the undersigned Guarantor promises to pay the Lender's reasonable attorneys' fees in such matter. In addition, the Guarantor agrees that the Lender shall be under no obligation to marshal any assets or property of the Borrower in order to protect the interest of the Guarantor with respect to any claims, by subrogation or otherwise, for reimbursement after payment by the Guarantor to the Lender hereunder.

         This guaranty is absolute and continuing and shall continue to apply without regard to the form or amount of indebtedness or obligation guaranteed that Borrower may create, renew, extend, or alter, in whole or in part, without notice to Guarantor.

         Lender may surrender, release, exchange, or alter any collateral or security for any indebtedness or obligation hereby guaranteed or may release or compromise the obligations of any Other Guarantor without affecting the liability of Guarantor under this Guaranty Agreement, and this guaranty shall continue, in full force and effect, notwithstanding any legal disability of Borrower to incur any indebtedness or obligation incurred to Lender.

         The undersigned Guarantor acknowledges that this Guaranty Agreement is operative and binding as to the undersigned without reference to whether it is signed by any other person or persons, including but not limited to, any Other Guarantor, and without reference to whether it is signed by any other person under any legal disability to sign the same; and that the liability hereunder of the undersigned shall be cumulative of and in addition to any other liability or obligation to Lender, whether the same is incurred through the execution of a similar guaranty agreement, through endorsement, or otherwise.

         This Guaranty Agreement shall be binding upon, and inure to the benefit of, Lender and Borrower and their respective successors and permitted assigns. Lender may assign or transfer this Guaranty Agreement or its rights hereunder, in whole or in part, without the prior consent of Borrower, and upon any such assignment, all of the terms and provisions of this Guaranty Agreement shall inure to the benefit of such assignee, to the extent so assigned. Guarantor may not assign or transfer this Guaranty Agreement or its rights hereunder without the prior written consent of Lender.

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         The Guarantor acknowledges and agrees that the proceeds of the loan made pursuant to the Promissory Note have been and/or will be contributed to them by the Borrower and that Guarantor has received value from the Promissory Note. Lender is relying and is entitled to rely upon each and all of the provisions of this Guaranty Agreement, and accordingly, if any provision or provisions of this instrument should be held to be invalid or ineffective, then all other provisions shall continue in full force and effect notwithstanding and the balance of this Guaranty Agreement shall be interpreted as if such provision(s) were so excluded and shall otherwise be enforceable in accordance with its terms.

         This writing is intended by the parties as a final expression of this Guaranty Agreement and is also intended as complete and exclusive statement of the terms of that agreement. No course of dealing, course of performance, or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms or provisions hereof. There are not any conditions to the full effectiveness of this Guaranty Agreement.

         Guarantor represents and warrants to Lender that this Guaranty Agreement has been duly and validly executed and delivered by Guarantor and constitutes Guarantor's legal, valid and binding obligation, enforceable against Guarantor in accordance with its terms. The Guarantor covenants with the Lender that the Guarantor will not incur any lien on, or otherwise pledge or encumber any of the assets constituting the Lemon Project (as defined in the Promissory
Note).

         No failure on the part of Borrower to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, privilege or remedy under this Guaranty Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, privilege or remedy under this Guaranty Agreement preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          This Guaranty Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts to be performed in such state. THE GUARANTOR AGREES THAT VENUE IN ANY AND ALL ACTIONS AND PROCEEDINGS RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT SHALL BE IN THE STATE AND FEDERAL COURTS IN AND FOR WILMINGTON COUNTY, DELAWARE, WHICH COURTS SHALL HAVE EXCLUSIVE JURISDICTION FOR SUCH PURPOSE, AND THE GUARANTOR IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND IRREVOCABLY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. SERVICE OF PROCESS MAY BE MADE IN ANY MANNER RECOGNIZED BY SUCH COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

WITNESS MY HAND, this 6th day of March, 2003.

GRUPO INDUSTRIAL SANTA ENGRACIA, S.A. DE C.V.

By: /s/ Federico Veytia Fernandez
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    Federico Veytia Fernandez
    Controller